RESULTS OF THE SHAREHOLDER MEETING
	On June 2, 2009 and June 5, 2009, The DFA Investment Trust Company ("DFAITC") held a Special Joint Meeting of Shareholders for the purpose of voting on several proposals affecting DFAITC and its Series, including, among other items, the amendment of certain fundamental investment limitations and the elimination of certain fundamental investment limitations. Shareholders also voted on the election of Trustees for DFAITC. The trustees standing for election at the Meeting comprise the entire Board of Trustees of DFAITC. The shareholders of each Series approved each of the applicable proposals for DFAITC and the Series presented at the Meeting. Listed below are the voting results from the Meeting. Please note that not all Proposals presented at the Meeting were voted on by each Series. Additionally, the Proposal numbers reflected below correlate to the Proposal numbers presented for vote at the Meeting.

INFORMATION WILL BE SHOWN IN THE FOLLOWING ORDER:
SHARES VOTED:
For
%
Against
%
Abstain/WithHold
%

PERCENT OF OUTSTANDING SHARES VOTED:
NonVote
%
For
Against
Abstain / WithHold


Proposal 1: Election of Trustees for DFAITC*
1a  David G. Booth
2,166,359,402
96.50%
-
0.00%
78,661,259
3.50%
1b  George M. Constantinides
2,169,219,982
96.62%
-
0.00%
75,800,679
3.38%
1c  John P. Gould
2,168,577,186
96.59%
-
 0.00%
76,443,476
3.41%
1d  Roger G. Ibbotson
2,169,778,365
96.65%
-
0.00%
75,242,297
3.35%
1e  Robert C. Merton
2,170,124,638
96.66%
-  0.00%
74,896,023
3.34%
1f  Myron S. Scholes
2,169,439,189
96.63%
 -
0.00%
75,581,473
3.37%
1g  Eduardo A. Repetto
2,167,010,793
96.53%
 -
0.00%
78,009,868
3.47%
1h  Abbie J. Smith
2,169,626,842
96.64%
-
0.00%
75,393,820
3.36%


Percent of Outstanding Shares Voted
For
Against
Abstain / WithHold
1a
95.78%
0.00%
3.48%
1b
95.90%
0.00%
3.35%
1c
 95.88%
0.00%
3.38%
1d
95.93%
0.00%
3.33%
1e
95.94%
 0.00%
3.31%
1f
95.91%
 0.00%
3.34%
1g
95.81%
 0.00%
3.45%
1h
95.92%
0.00%
3.33%

Proposal  4: Approval of an Amended and Restated Agreement and
Declaration of Trust for DFAITC*

2,076,877,329
92.43%
36,623,148
1.63%
133,356,326
5.94%
91.82%
1.62%
5.90%

* Results are for all Series within DFAITC


THE U.S. LARGE COMPANY SERIES


Proposals:
5           To approve amendments to certain fundamental
investment restrictions
5a          Borrowing Money
98,665,686
84.14%
3,106,492
2.65%
15,494,433
13.21%
5b          Making Loans
98,733,300
84.20%
3,052,305
2.60%
15,481,007
13.20%
5c          Investments in Real Estate
100,125,217
85.38%
1,637,239
1.40%
15,504,156
13.22%
5d          Investments in Commodities
98,776,384
84.23%
2,997,328
2.56%
15,492,899
13.21%
5e          Diversification of Investments
99,185,648
84.58%
2,614,284
2.23%
15,466,679
13.19%
6           To approve the elimination of certain fundamental
investment restrictions
6a          Pledging, Mortgaging, or
            Hypothecating Assets
98,359,523
83.88%
3,372,501
2.88%
15,534,587
13.25%
6b          Purchasing Securities on Margin
98,444,356
83.95%
3,290,886
2.81%
15,531,369
13.24%
6c          Investing in Restricted or Illiquid
            Securities
98,296,531
83.82%
3,028,611
2.58%
15,941,469
13.59%
6d          Investing for the Purpose of
            Exercising Control
98,535,100
84.03%
2,726,201
2.32%
16,005,309
13.65%
6e          Investing in Other Investment
            Companies
98,532,657
84.02%
2,740,349
2.34%
15,993,605
13.64%
6f          Management Ownership of
            Securities of an Issuer
98,694,385
84.16%
2,533,976
2.16%
16,038,250
13.68%
6g          Investing in Oil, Gas, or other
            Mineral Exploration, Leases or
            Development Programs
98,853,168
84.30%
2,461,685
2.10%
15,951,758
13.60%
6h          Investing in Securities of
            Unseasoned Issuers
98,385,119
83.90%
2,882,682
2.46%
15,998,811
13.64%
6i          Investing in Warrants
98,619,865
84.10%
2,598,182
2.22%
16,048,564
13.69%
6j          Writing or Acquiring Options
98,646,590
84.12%
2,632,309
2.24%
15,987,712
13.63%

Percent of Outstanding Shares Voted
For
Against
Abstain / WithHold
Proposals:
5
5a
84.14%
2.65%
13.21%
5b
84.20%
2.60%
13.20%
5c
85.38%
1.40%
13.22%
5d
84.23%
2.56%
13.21%
5e
84.58%
2.23%
13.19%
6
6a
83.88%
2.88%
13.25%
6b
83.95%
2.81%
13.24%
6c
83.82%
2.58%
13.59%
6d
84.03%
2.32%
13.65%
6e
84.02%
2.34%
13.64%
6f
84.16%
2.16%
13.68%
6g
84.30%
2.10%
13.60%
6h
83.90%
2.46%
13.64%
6i
84.10%
2.22%
13.69%
6j
84.12%
2.24%
13.63%


THE U.S. LARGE CAP VALUE SERIES


Proposals:
5           To approve amendments to certain fundamental
investment restrictions
5a          Borrowing Money
450,089,477
90.34%
13,835,372
2.78%
34,296,468
6.88%
5b          Making Loans
446,508,610
89.62%
17,323,887
3.48%
34,388,819
6.90%
5c          Investments in Real Estate
449,117,076
90.14%
14,867,126
2.98%
34,237,115
6.87%
5d          Investments in Commodities
445,240,298
89.37%
18,945,498
3.80%
34,035,520
6.83%
5e          Diversification of Investments
450,429,968
90.41%
13,968,473
2.80%
33,822,876
6.79%
6           To approve the elimination of certain fundamental
investment restrictions
6a          Pledging, Mortgaging, or
            Hypothecating Assets
442,477,364
88.81%
21,095,580
4.23%
34,648,372
6.95%
6b          Purchasing Securities on Margin
442,025,675
88.72%
21,654,237
4.35%
34,541,405
6.93%
6c          Investing in Restricted or Illiquid
            Securities
441,905,416
88.70%
21,661,567
4.35%
34,654,334
6.96%
6d          Investing for the Purpose of
            Exercising Control
446,950,234
89.71%
16,844,128
3.38%
34,426,955
6.91%
6e          Investing in Other Investment
            Companies
446,376,678
89.59%
17,480,520
3.51%
34,364,119
6.90%
6f          Management Ownership of
            Securities of an Issuer
446,904,545
89.70%
16,712,196
3.35%
34,604,577
6.95%
6g          Investing in Oil, Gas, or other
            Mineral Exploration, Leases or
            Development Programs
445,817,286
89.48%
18,271,331
3.67%
34,132,700
6.85%
6h          Investing in Securities of
            Unseasoned Issuers
445,230,922
89.36%
18,304,705
3.67%
34,685,690
6.96%
6i          Investing in Warrants
446,950,388
89.71%
16,531,063
3.32%
34,739,866
6.97%
6j          Writing or Acquiring Options
446,696,672
89.66%
16,985,456
3.41%
34,539,189
6.93%



Percent of Outstanding Shares Voted
For
Against
Abstain / WithHold
Proposals:
5
5a
90.12%
 2.77%
6.87%
5b
89.41%
3.47%
6.89%
5c
89.93%
2.98%
6.86%
5d
89.15%
3.79%
 6.82%
5e
90.19%
2.80%
6.77%
6
6a
88.60%
4.22%
6.94%
6b
88.51%
4.34%
6.92%
6c
88.48%
4.34%
6.94%
6d
89.49%
3.37%
 6.89%
6e
89.38%
3.50%
6.88%
6f
89.49%
3.35%
6.93%
6g
89.27%
3.66%
6.83%
6h
89.15%
3.67%
 6.95%
6i
89.49%
3.31%
6.96%
6j
89.44%
3.40%
6.92%


THE DFA INTERNATIONAL VALUE SERIES

Proposals:
5           To approve amendments to certain fundamental
investment restrictions
5a          Borrowing Money
349,117,663
88.20%
30,044,848
7.59%
16,661,166
4.21%
5b          Making Loans
348,947,065
88.16%
29,971,477
7.57%
16,905,135
4.27%
5c          Investments in Real Estate
351,165,048
88.72%
28,070,820
7.09%
16,587,809
4.19%
5d          Investments in Commodities
347,839,401
87.88%
31,372,412
7.93%
16,611,864
4.20%
5e          Diversification of Investments
351,038,355
88.69%
28,302,302
7.15%
16,483,020
4.16%
6           To approve the elimination of certain fundamental
investment restrictions
6a          Pledging, Mortgaging, or
            Hypothecating Assets
346,783,275
87.61%
32,195,687
8.13%
16,844,715
4.26%
6b          Purchasing Securities on Margin
346,279,680
87.48%
32,728,442
8.27%
16,815,555
4.25%
6c          Investing in Restricted or Illiquid
            Securities
346,650,940
87.58%
32,506,501
8.21%
16,666,236
4.21%
6d          Investing for the Purpose of
            Exercising Control
349,242,494
88.23%
29,958,913
7.57%
16,621,270
4.20%
6e          Investing in Other Investment
            Companies
349,373,590
88.26%
29,787,506
7.53%
16,662,582
4.21%
6f          Management Ownership of
            Securities of an Issuer
349,991,995
88.42%
28,988,874
7.32%
16,842,809
4.26%
6g          Investing in Oil, Gas, or other
            Mineral Exploration, Leases or
            Development Programs
348,999,679
88.17%
30,314,009
7.66%
16,509,990
4.17%
6h          Investing in Securities of
            Unseasoned Issuers
349,376,398
88.27%
29,792,320
7.53%
16,653,959
4.21%
6i          Investing in Warrants
349,983,930
88.42%
29,092,914
7.35%
16,745,833
4.23%
6j          Writing or Acquiring Options
349,310,900
88.25%
29,764,139
7.52%
16,747,638
4.23%
7a          Proposed Sub-Advisory
            Agreement among Dimensional
            Fund Advisors LP, DFA Australia
            Limited, and the Company
355,560,358
89.83%
17,051,279
4.31%
23,212,041
5.86%
7b          Proposed Sub-Advisory
            Agreement among Dimensional
            Fund Advisors LP, Dimensional
            Fund Advisors Ltd., and the
            Company
3
55,594,969
89.84%
16,996,602
4.29%
23,232,105
5.87%



Percent of Outstanding Shares Voted
For
Against
Abstain / WithHold
Proposals:
5
5a
86.14%
7.41%
 4.11%
5b
86.10%
7.40%
4.17%
5c
 86.65%
6.93%
4.09%
5d
 85.82%
7.74%
4.10%
5e
86.61%
6.98%
 4.07%
6
6a
85.56%
7.94%
 4.16%
6b
85.44%
8.08%
4.15%
6c
85.53%
8.02%
4.11%
6d
86.17%
7.39%
4.10%
6e
86.20%
7.35%
4.11%
6f
86.36%
7.15%
4.16%
6g
86.11%
7.48%
4.07%
6h
86.20%
7.35%
4.11%
6i
86.35%
7.18%
4.13%
6j
86.19%
7.34%
4.13%
7a
87.73%
4.21%
5.73%
7b
87.74%
4.19%
5.73%


THE JAPANESE SMALL COMPANY SERIES

Proposals:
5           To approve amendments to certain fundamental
investment restrictions
5a          Borrowing Money
146,642,769
99.96%
44,210
0.03%
19,310
0.01%
5b          Making Loans
146,642,769
99.96%
44,210
0.03%
19,310
0.01%
5c          Investments in Real Estate
146,642,769
99.96%
44,210
0.03%
19,310
0.01%
5d          Investments in Commodities
146,646,464
99.96%
40,512
0.03%
19,313
0.01%
5e          Diversification of Investments
146,646,464
99.96%
40,512
0.03%
19,313
0.01%
6           To approve the elimination of certain fundamental
investment  restrictions
6a          Pledging, Mortgaging, or
            Hypothecating Assets
146,642,769
99.96%
44,210
0.03%
19,310
0.01%
6b          Purchasing Securities on Margin
146,644,420
99.96%
42,557
0.03%
19,313
0.01%
6c          Investing in Restricted or Illiquid
            Securities
146,642,296
99.96%
44,683
0.03%
19,310
0.01%
6d          Investing for the Purpose of
            Exercising Control
146,350,730
99.76%
336,246
0.23%
19,313
0.01%
6e          Investing in Other Investment
            Companies
146,644,420
99.96%
42,557
0.03%
19,313
0.01%
6f          Management Ownership of
            Securities of an Issuer
146,644,420
99.96%
42,557
0.03%
19,313
0.01%
6g          Investing in Oil, Gas, or other
            Mineral Exploration, Leases or
            Development Programs
146,660,306
99.97%
26,673
0.02%
19,310
0.01%
6h          Investing in Securities of
            Unseasoned Issuers
146,370,392
99.77%
316,585
0.22%
19,313
0.01%
6i          Investing in Warrants
146,660,780
99.97%
26,199
0.02%
19,310
0.01%
6j          Writing or Acquiring Options
146,368,741
99.77%
318,236
0.22%
19,313
0.01%


Percent of Outstanding Shares Voted
For     Against  Abstain / WithHold
Proposals:
5
5a
99.96%
0.03%
0.01%
5b
99.96%
0.03%
0.01%
5c
99.96%
0.03%
0.01%
5d
99.96%
0.03%
0.01%
5e
99.96%
0.03%
0.01%
6
6a
99.96%
0.03%
0.01%
6b
99.96%
0.03%
0.01%
6c
99.96%
0.03%
 0.01%
6d
99.76%
0.23%
0.01%
6e
99.96%
0.03%
0.01%
6f
99.96%
0.03%
0.01%
6g
99.97%
0.02%
0.01%
6h
99.77%
 0.22%
0.01%
6i
99.97%
0.02%
0.01%
6j
99.77%
0.22%
0.01%


THE ASIA PACIFIC SMALL COMPANY SERIES

Proposals:
5           To approve amendments to certain fundamental
investment restrictions
5a          Borrowing Money
27,034,666
99.48%
101,817
0.37%
39,663
0.15%
5b          Making Loans
27,031,355
99.47%
101,817
 0.37%
42,973
0.16%
5c          Investments in Real Estate
27,032,309
99.47%
 100,863
0.37%
42,973
0.16%
5d          Investments in Commodities
27,031,355
99.47%
101,817
0.37%
42,973
0.16%
5e          Diversification of Investments
27,031,355
99.47%
101,817
0.37%
42,973
 0.16%
6           To approve the elimination of certain fundamental
investment
            restrictions
6a          Pledging, Mortgaging, or
            Hypothecating Assets
27,030,130
99.46%
101,817
0.37%
44,198
0.16%
6b          Purchasing Securities on Margin
27,029,461
99.46%
102,444
0.38%
44,240
0.16%
6c          Investing in Restricted or Illiquid
            Securities
27,030,088
99.46%
101,817
0.37%
44,240
0.16%
6d          Investing for the Purpose of
            Exercising Control
26,910,498
99.02%
221,407
..81%
44,240
0.16%
6e          Investing in Other Investment
            Companies
27,029,461
99.46%
102,444
0.38%
44,240
 0.16%
6f          Management Ownership of
            Securities of an Issuer
27,030,088
99.46%
101,817
0.37%
44,240
0.16%
6g          Investing in Oil, Gas, or other
            Mineral Exploration, Leases or
            Development Programs
27,030,130
99.46%
101,817
0.37%
44,198
0.16%
6h          Investing in Securities of
            Unseasoned Issuers
26,910,498
99.02%
221,407
0.81%
44,240
0.16%
6i          Investing in Warrants
27,029,461
99.46%
102,444
0.38%
44,240
0.16%
6j          Writing or Acquiring Options
26,909,871
99.02%
222,034
0.82%
44,240
0.16%



Percent of Outstanding Shares Voted
For
Against
Abstain / WithHold
Proposals:
5
5a
99.48%
0.37%
0.15%
5b
99.47%
0.37%
0.16%
5c
99.47%
0.37%
 0.16%
5d
 99.47%
0.37%
0.16%
5e
99.47%
0.37%
0.16%
6
6a
99.46%
0.37%
0.16%
6b
99.46%
0.38%
0.16%
6c
99.46%
0.37%
 0.16%
6d
99.02%
0.81%
0.16%
6e
99.46%
 0.38%
0.16%
6f
99.46%
0.37%
0.16%
6g
99.46%
0.37%
0.16%
6h
99.02%
0.81%
0.16%
6i
9.46%
0.38%
0.16%
6j
99.02%
0.82%
0.16%


THE UNITED KINGDOM SMALL COMPANY SERIES


Proposals:
5           To approve amendments to certain fundamental
investment restrictions
5a          Borrowing Money
27,789,656
99.98%
2,228
0.01%
3,028
0.01%
5b          Making Loans
27,789,656
99.98%
 2,228
0.01%
3,028
0.01%
5c          Investments in Real Estate
27,789,656
99.98%
2,228
0.01%
3,028
0.01%
5d          Investments in Commodities
27,789,656
99.98%
2,228
0.01%
3,028
0.01%
5e          Diversification of Investments
27,789,656
99.98%
2,228
0.01%
3,028
0.01%
6           To approve the elimination of certain fundamental
investment restrictions
6a          Pledging, Mortgaging, or
            Hypothecating Assets
27,789,656
99.98%
2,228
0.01%
3,028
0.01%
6b          Purchasing Securities on Margin
27,789,450
99.98%
2,434
0.01%
3,028
 0.01%
6c          Investing in Restricted or Illiquid
            Securities
27,789,656
99.98%
 2,228
0.01%
3,028
 0.01%
6d          Investing for the Purpose of
            Exercising Control
27,741,238
99.81%
50,646
0.18%
3,028
0.01%
6e          Investing in Other Investment
            Companies
27,789,656
99.98%
2,228
0.01%
3,028
0.01%
6f          Management Ownership of
            Securities of an Issuer
27,789,656
99.98%
2,228
0.01%
3,028
 0.01%
6g          Investing in Oil, Gas, or other
            Mineral Exploration, Leases or
            Development Programs
27,789,656
99.98%
2,228
0.01%
3,028
0.01%
6h          Investing in Securities of
            Unseasoned Issuers
27,741,238
99.81%
50,646
0.18%
3,028
0.01%
6i          Investing in Warrants
27,789,450
99.98%
2,434
0.01%
3,028
0.01%
6j          Writing or Acquiring Options
27,741,032
99.81%
50,853
0.18%
3,028
0.01%


Percent of Outstanding Shares Voted
For
Against
Abstain / WithHold
Proposals:
5
5a
99.98%
0.01%
0.01%
5b
99.98%
0.01%
 0.01%
5c
99.98%
0.01%
 0.01%
5d
 99.98%
0.01%
0.01%
5e
 99.98%
0.01%
0.01%
6
6a
99.98%
 0.01%
0.01%
6b
99.98%
 0.01%
0.01%
6c
99.98%
0.01%
0.01%
6d
99.81%
0.18%
0.01%
6e
99.98%
0.01%
0.01%
6f
99.98%
0.01%
0.01%
6g
99.98%
0.01%
0.01%
6h
99.81%
0.18%
0.01%
6i
 99.98%
0.01%
0.01%
6j
99.81%
0.18%
0.01%


THE CONTINENTAL SMALL COMPANY SERIES

Proposals:
5           To approve amendments to certain fundamental
investment restrictions
5a          Borrowing Money
38,121,496
99.90%
 19,389
0.05%
17,169
0.04%
5b          Making Loans
38,121,654
99.90%
 19,230
0.05%
17,169
0.04%
5c          Investments in Real Estate
38,121,826
99.91%
19,059
0.05%
17,169
0.04%
5d          Investments in Commodities
38,121,654
99.90%
19,230
0.05%
17,169
0.04%
5e          Diversification of Investments
38,128,283
99.92%
12,602
0.03%
17,169
0.04%
6           To approve the elimination of certain fundamental
investment restrictions
6a          Pledging, Mortgaging, or
            Hypothecating Assets
38,121,654
 99.90%
19,230
0.05%
17,169
0.04%
6b          Purchasing Securities on Margin
38,121,496
99.90%
19,389
0.05%
17,169
0.04%
6c          Investing in Restricted or Illiquid
            Securities
38,121,348
99.90%
19,536
0.05%
17,169
0.04%
6d          Investing for the Purpose of
            Exercising Control
38,076,201
99.79%
64,684
0.17%
17,169
0.04%
6e          Investing in Other Investment
            Companies
38,121,187
99.90%
 19,697
0.05%
17,169
0.04%
6f          Management Ownership of
            Securities of an Issuer
38,121,346
99.90%
19,539
0.05%
17,169
0.04%
6g          Investing in Oil, Gas, or other
            Mineral Exploration, Leases or
            Development Programs
38,121,826
99.91%
19,059
0.05%
17,169
0.04%
6h          Investing in Securities of
            Unseasoned Issuers
38,076,201
99.79%
64,684
0.17%
17,169
0.04%
6i          Investing in Warrants
38,120,643
99.90%
20,241
0.05%
17,169
0.04%
6j          Writing or Acquiring Options
38,076,042
99.79%
64,842
0.17%
17,169
0.04%



Percent of Outstanding Shares Voted
For
Against
Abstain / WithHold
Proposals:
5
5a
99.90%
0.05%
 0.04%
5b
99.90%
0.05%
0.04%
5c
99.91%
0.05%
0.04%
5d
99.90%
0.05%
0.04%
5e
99.92%
0.03%
0.04%
6
6a
99.90%
 0.05%
 0.04%
6b
99.90%
0.05%
0.04%
6c
99.90%
0.05%
0.04%
6d
99.79%
0.17%
0.04%
6e
99.90%
0.05%
0.04%
6f
99.90%
0.05%
0.04%
6g
99.91%
0.05%
0.04%
6h
99.79%
 0.17%
0.04%
6i
 99.90%
 0.05%
0.04%
6j
99.79%
 0.17%
0.04%


THE CANADIAN SMALL COMPANY SERIES

Proposals:
5           To approve amendments to certain fundamental
investment
            restrictions
5a          Borrowing Money
43,055,683
100.00%
-
0.00%
-
0.00%
5b          Making Loans
43,055,683
100.00%
 -
0.00%
 -
0.00%
5c          Investments in Real Estate
43,055,683
100.00%
-
0.00%
-
0.00%
5d          Investments in Commodities
43,055,683
100.00%
-
0.00%
 -
0.00%
5e          Diversification of Investments
43,055,683
100.00%
-
0.00%
 -
0.00%

Percent of Outstanding Shares Voted
For
Against
Abstain / WithHold
Proposals:
5
5a
100.00%
0.00%
0.00%
5b
100.00%
0.00%
 0.00%
5c
100.00%
0.00%
0.00%
5d
100.00%
0.00%
0.00%
5e
100.00%
0.00%
0.00%


THE EMERGING MARKETS SERIES

Proposals:
5           To approve amendments to certain fundamental
investment restrictions
5a          Borrowing Money
52,121,556
93.84%
1,664,956
3.00%
1,757,089
3.16%
5b          Making Loans
52,099,490
93.80%
1,648,888
2.97%
1,795,223
3.23%
5c          Investments in Real Estate
52,397,882
94.34%
1,398,009
2.52%
1,747,709
3.15%
5d          Investments in Commodities
52,040,226
93.69%
1,748,233
3.15%
1,755,143
 3.16%
5e          Diversification of Investments
52,611,281
94.72%
1,181,063
2.13%
1,751,257
3.15%
6           To approve the elimination of certain fundamental
investment restrictions
6a          Pledging, Mortgaging, or
            Hypothecating Assets
51,861,192
93.37%
1,894,995
3.41%
1,787,414
3.22%
6b          Purchasing Securities on Margin
51,912,008
93.46%
1,862,926
3.35%
1,768,666
3.18%
6c          Investing in Restricted or Illiquid
            Securities
51,782,840
93.23%
1,972,942
3.55%
1,787,818
3.22%
6d          Investing for the Purpose of
            Exercising Control
52,148,416
93.89%
1,633,661
2.94%
1,761,524
3.17%
6e          Investing in Other Investment
            Companies
52,226,140
94.03%
1,552,404
2.79%
1,765,057
3.18%
6f          Management Ownership of
            Securities of an Issuer
52,340,283
94.23%
1,414,052
2.55%
1,789,266
3.22%
6g          Investing in Oil, Gas, or other
            Mineral Exploration, Leases or
            Development Programs
49,027,368
88.27%
4,764,525
8.58%
1,751,708
3.15%
6h          Investing in Securities of
            Unseasoned Issuers
52,200,460
93.98%
1,550,569
2.79%
1,792,572
3.23%
6i          Investing in Warrants
52,426,418
94.39%
1,350,164 2
..43%
1,767,018
3.18%
6j          Writing or Acquiring Options
52,093,118
93.79%
1,682,479
 3.03%
1,768,004
3.18%
7a          Proposed Sub-Advisory
            Agreement among Dimensional
            Fund Advisors LP, DFA Australia
            Limited, and the Company
52,843,359
95.14%
879,647
1.58%
1,820,595
3.28%
7b          Proposed Sub-Advisory
            Agreement among Dimensional
            Fund Advisors LP, Dimensional
            Fund Advisors Ltd., and the
            Company
52,852,461
95.15%
862,958
1.55%
1,828,182
3.29%


Percent of Outstanding Shares Voted
For
Against
Abstain / WithHold
Proposals:
5
5a
87.03%
2.78%
2.93%
5b
86.99%
2.75%
3.00%
5c
87.49%
2.33%
2.92%
5d
86.89%
2.92%
2.93%
5e
87.85%
1.97%
2.92%
6
6a
86.60%
3.16%
2.98%
6b
86.68%
3.11%
2.95%
6c
86.47%
3.29%
2.99%
6d
 87.08%
2.73%
2.94%
6e
87.21%
2.59%
2.95%
6f
87.40%
2.36%
2.99%
6g
81.86%
7.96%
2.92%
6h
87.16%
2.59%
2.99%
6i
87.54%
2.25%
2.95%
6j
86.98%
2.81%
2.95%
7a
88.24%
1.47%
3.04%
7b
88.25%
1.44%
3.05%


THE EMERGING MARKETS SMALL CAP SERIES

Proposals:
5           To approve amendments to certain fundamental
investment restrictions
5a          Borrowing Money
28,003,797
96.84%
486,844
1.68%
426,138
1.47%
5b          Making Loans
27,099,770
93.72%
1,364,563
4.72%
452,447
1.56%
5c          Investments in Real Estate
27,992,430
96.80%
499,696
1.73%
424,654
1.47%
5d          Investments in Commodities
27,913,853
96.53%
577,490
2.00%
425,436
1.47%
5e          Diversification of Investments
28,035,370
96.95%
422,105
1.46%
459,304
1.59%
6           To approve the elimination of certain fundamental
investment restrictions
6a          Pledging, Mortgaging, or
            Hypothecating Assets
26,983,015
93.31%
1,471,880
5.09%
461,884
1.60%
6b          Purchasing Securities on Margin
27,848,848
96.31%
604,830
2.09%
463,101
1.60%
6d          Investing for the Purpose of
            Exercising Control
7,959,095
96.69%
492,373
1.70%
 465,311
1.61%
6e          Investing in Other Investment
            Companies
27,939,843
 96.62%
515,813
1.78%
461,123
1.59%
6f          Management Ownership of
            Securities of an Issuer
28,014,739
96.88%
431,977
1.49%
470,062
1.63%
6g          Investing in Oil, Gas, or other
            Mineral Exploration, Leases or
            Development Programs
27,936,946
96.61%
518,946
1.79%
460,887
1.59%
6h          Investing in Securities of
            Unseasoned Issuers
27,999,589
96.83%
447,127
1.55%
470,063
1.63%
6i          Investing in Warrants
28,022,853
96.91%
428,573
1.48%
465,354
1.61%
6j          Writing or Acquiring Options
28,028,907
96.93%
425,938
1.47%
461,934
1.60%
7a          Proposed Sub-Advisory
            Agreement among Dimensional
            Fund Advisors LP, DFA Australia
            Limited, and the Company
28,096,987
97.16%
355,522
1.23%
464,270
1.61%
7b          Proposed Sub-Advisory
            Agreement among Dimensional
            Fund Advisors LP, Dimensional
            Fund Advisors Ltd., and the
            Company
28,096,987
97.16%
355,522
1.23%
464,270
1.61%



Percent of Outstanding Shares Voted
For
Against
Abstain / WithHold
Proposals:
5
5a
96.84%
1.68%
1.47%
5b
93.72%
4.72%
1.56%
5c
96.80%
1.73%
1.47%
5d
96.53%
2.00%
1.47%
5e
96.95%
1.46%
1.59%
6
6a
93.31%
5.09%
1.60%
6b
96.31%
2.09%
1.60%
6d
96.69%
1.70%
1.61%
6e
96.62%
1.78%
1.59%
6f
96.88%
1.49%
1.63%
6g
96.61%
1.79%
1.59%
6h
96.83%
1.55%
1.63%
6i
96.91%
1.48%
1.61%
6j
96.93%
1.47%
1.60%
7a
97.16%
1.23%
1.61%
7b
97.16%
1.23%
1.61%


THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

Proposals:
5           To approve amendments to certain fundamental
investment restrictions
5a          Borrowing Money
146,890,401
90.32%
4,215,416
2.59%
11,527,664
7.09%
5b          Making Loans
146,648,973
90.17%
4,349,979
2.67%
11,634,529
7.15%
5c          Investments in Real Estate
146,728,379
90.22%
4,371,378
2.69%
11,533,725
7.09%
5d          Investments in Commodities
146,688,336
90.20%
4,544,246
2.79%
11,400,899
7.01%
5e          Diversification of Investments
148,013,098
91.01%
3,279,120
2.02%
11,341,263
6.97%
6           To approve the elimination of certain fundamental
investment restrictions
6b          Purchasing Securities on Margin
145,363,087
89.38%
5,839,478
3.59%
11,430,917
7.03%
6e          Investing in Other Investment
            Companies
147,177,599
90.50%
4,082,139
2.51%
11,373,744
6.99%
6g          Investing in Oil, Gas, or other
            Mineral Exploration, Leases or
            Development Programs
147,268,382
90.55%
3,924,367
2.41%
11,440,733
7.03%



Percent of Outstanding Shares Voted
For
Against
Abstain / WithHold
Proposals:
5
5a
90.32%
2.59%
7.09%
5b
90.17%
2.67%
7.15%
5c
90.22%
2.69%
7.09%
5d
90.20%
2.79%
7.01%
5e
 91.01%
2.02%
6.97%
6
6b
89.38%
3.59%
7.03%
6e
90.50%
2.51%
6.99%
6g
90.55%
2.41%
7.03%

THE TAX-MANAGED U.S. EQUITY SERIES

Proposals:
5           To approve amendments to certain fundamental
investment restrictions
5a          Borrowing Money
74,831,147
79.43%
2,371,613
2.52%
17,007,387
18.05%
5b          Making Loans
74,796,494
79.39%
2,442,446
2.59%
16,971,206
18.01%
5c          Investments in Real Estate
74,895,472
79.50%
2,344,955
2.49%
16,969,720
18.01%
5d          Investments in Commodities
74,909,074
79.51%
 2,441,748
2.59%
16,859,323
17.90%
5e          Diversification of Investments
 75,340,745
79.97%
2,068,850
2.20%
16,800,551
17.83%
6           To approve the elimination of certain fundamental
investment restrictions
6b          Purchasing Securities on Margin
73,900,334
78.44%
3,463,456
3.68%
16,846,357
17.88%
6e          Investing in Other Investment
            Companies
75,259,269
79.88%
2,177,629
2.31%
16,773,248
17.80%
6g          Investing in Oil, Gas, or other
            Mineral Exploration, Leases or
            Development Programs
75,361,156
79.99%
2,060,102
2.19%
16,788,889
17.82%

 Percent of Outstanding Shares Voted
For
Against
Abstain / WithHold
Proposals:
5
5a
79.43%
2.52%
18.05%
5b
79.39%
2.59%
18.01%
5c
79.50%
2.49%
18.01%
5d
79.51%
2.59%
17.90%
5e
79.97%
2.20%
17.83%
6
6b
78.44%
3.68%
17.88%
6e
79.88%
2.31%
17.80%
6g
79.99%
2.19%
17.82%





I # 987800 v.1